For Current Income

High-Yield
Opportunities Fund

[Photo of illustration from current
 Income Brochure]

service and guidance

professional management

goals

1998
Semi-Annual Report

[LOGO]
for
current
income
  2

February 18, 1998

Dear Shareholder:

Some investors see the high-yield
bond market as a way to maximize current income. Others view high-yield bonds as a mechanism to enhance total return.
        To help investors tap the total return potential of this dynamic asset class, Delaware Investments made High-Yield Opportunities Fund available to the general public effective February 17, 1998.
        We are pleased to report that the Fund's total return for the six months ended January 31, 1998 was a robust +9.14% (capital change plus reinvested dividends for Class A shares at net asset value). This substantially outpaced the return of the unmanaged Salomon Brothers
High-Yield Bond Index for the period, as shown below.
        High-Yield Opportunities Fund ranked within the top 6% of its peers for both the six-month and one-year periods ended January 31, 1998.
        Domestic high-yield bond prices have been resilient since the start of fiscal 1998, a time of increased global market volatility. Stable credit trends, falling interest rates and strong investor demand offset the effects of Asian economic turbulence.
        Since the summer, the returns from high-yield bonds have not only been higher than other fixed-income securities, but have eclipsed the total return of stocks as measured by the Standard & Poor's 500 Index and illustrated below. While this was most likely a temporary phenomenon, we believe it shows that high-yield bonds have the potential to help diversify an investment portfolio and temper the effects of stock market volatility.
        We attribute Delaware's success since the summer to a consistent, disciplined investment strategy that is a result of more than a generation of experience

High-yield bonds have the potential
to help diversify an investment
portfolio and temper the effects of stock market volatility.

CUMULATIVE/AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended               12 Months Ended
                                                         January 31, 1998               January 31, 1998
--------------------------------------------------------------------------------------------------------------
High-Yield Opportunities Fund A Class                        +9.14%                        +18.56%
Lipper High Current Yield Fund Average                       +5.89% (222 funds)            +13.86% (192 funds)
--------------------------------------------------------------------------------------------------------------
Salomon Brothers High-Yield Bond Index                       +6.65%                        +14.67%
Lehman Brothers Aggregate Bond Index                         +4.90%                        +10.72%
Standard & Poor's 500 Index                                  +3.56%                        +26.90%
--------------------------------------------------------------------------------------------------------------

All performance quoted above, including that of the unmanaged Lehman Brothers Index, assumes reinvestment of distributions. Fund results and those of the Lipper Fund Average do not show the effect of sales charges. Performance for all Fund classes can be found on page 8. Performance of other Fund classes differs due to different charges and expenses. Past performance does not guarantee future results. High-Yield Opportunities Fund had an expense limitation and fee waiver for the periods shown as explained on page 8.

High-Yield Opportunities Fund A Class ranked 12th of 222 and 11th of 192 comparable mutual funds for the six months and 12 months ended 1/31/98. Rankings are based on total return at net asset value. An expense limitation was in effect for the periods shown. Rankings would have been lower without the limitation. Source: Lipper Analytical Services.

                                                                         for
                                                                       current
                                                                        income
                                                                          3

managing high-yield bond portfolios. During the first half of 1998, Paul A. Matlack and Gerald T. Nichols, who manage the Fund focused on:
  * bonds rated B in industries whose prospects appeared to be clearly defined;
  *  new bond offerings of at least $100 million, and;
  * U.S. companies with experienced management teams and underlying financial strength.
        Since 1995, high-yield, higher risk bonds have benefited from low inflation and positive trends in credit quality of lower-rated securities. The default rate of high-yield bonds has declined to approximately 1%, the lowest level since the early 1980s, according to CS First Boston.
        Demand for high-yield bonds has also remained strong. In calendar 1997, investors allocated more than $18 billion to high-yield bond mutual funds, an increase of 11% from a year earlier, according to Strategic
Insight, a research firm. This helped absorb a record amount of new bond supply last year as companies sought to take advantage of falling interest rates to refinance their debt.
        As of January 31, 1998, the domestic corporate high-yield bond market offered an additional 310 basis points (3.1%) in income potential over comparable maturity Treasuries. This yield premium can compensate investors for the added risks of investing in bonds of corporations whose credit ratings are less than BBB and which, unlike U.S. Treasuries, have no U.S. government guarantee of bond principal.
        Delaware Investments has managed high-yield bonds through a variety of interest rate environments, and we have learned that success in this higher risk market requires preventive medicine - a proactive approach to analyzing credit risk and regular monitoring of external factors that might affect our ability to provide income and preserve capital.
        Inside, Mr. Matlack and Mr. Nichols review your Fund's performance since the summer. They also explain why Delaware believes the high-yield market may offer attractive potential for both income and total return-oriented investors for the balance of fiscal 1998.
        Delaware Investments values your continued confidence and we look forward to reporting to you again in September.

Sincerely,

/s/ Wayne A. Stork
-------------------------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer

Your Fund's Portfolio Managers
Paul A. Matlack and Gerald T. Nichols have managed high-yield investments at Delaware since 1990. Mr. Matlack holds an MBA in finance from George Washington University and has 17 years of investment and credit analysis experience. Mr. Nichols has a master of science degree in finance from the University of Kansas and has managed high-yield bond portfolios for 15 years.

  for
current
 income
   4

Portfolio Managers' Review

Last year extended a period of unprecedented prosperity for investors in high-yield securities. In the seven years since the trough of the last bear market in December 1990, high-yield higher risk bonds have generated double digit returns in six of those years. The market's average annualized rate of return during this period was +15.6%, as measured by the unmanaged Salomon Brothers High-Yield Bond Index.
        During the 1990s, average credit quality has jumped three grades - from B- to BB-. The default rate has fallen from more than 10% to less than 1%. As of early 1998, the market had doubled in size to more than $470 billion in bonds outstanding, issued by more than 1,200 domestic companies. (Source:
Donaldson Lufkin & Jenrette).
        Not surprisingly, investor perception of high-yield bonds has undergone a dramatic transformation. The high-yield market is today a mainstream strategic asset class by virtue of size, quality and performance.
* Like stocks, high-yield bonds are affected by the earnings and cash flow growth of the issuing company. Industry profit and growth expectations are also important.
* Like other types of fixed-income investments, high-yield bonds are affected by inflation expectations and the outlook for the economy as a whole.
        Between August 1997 and January 1998, U.S. Treasury bond prices rose more than prices of high-yield bonds as investors sought safety of principal in the wake of Asian currency devaluations. The Pacific Rim's fiscal woes negatively affected some high-yield bonds issued by U.S. companies whose sales and earnings are tied to the region's economic prospects.
        Overall, however, high-yield bonds provided higher total returns than any other fixed-income category for the first half of fiscal 1998 because of the market's superior income characteristics. Senior debt (bonds that have priority in the event of a bankruptcy) and bonds with a long duration (increased sensitivity to interest rates) performed well, especially in the telecommunications and media sectors.
        Consistently strong credit quality provided us with ample opportunity to select both new and seasoned high-yield bonds for High-Yield Opportunities Fund during the first half of fiscal 1998. We did especially well with new bond issues, which offered attractive income, relative safety of principal, and in some cases, capital appreciation potential as bond prices rose sharply.

Investment Strategy
Delaware Investments' goal in managing high-yield bond portfolios over the years has remained constant - to provide above-average results while maintaining a conservative approach to credit risk management. As part of our research discipline, we ask ourselves whether


We did especially well with new bond issues, which offered attractive income, relative safety of principal, and in some cases, capital appreciation potential as bond prices rose sharply this past autumn.

                                                                         for
                                                                       current
                                                                        income
                                                                          5

we would make a loan to the companies we review.
        While your Fund seeks high current income, High-Yield Opportunities Fund may forego some income potential in order to focus on bonds that offer the highest total return potential.
        During the first half of fiscal 1998, we sought to achieve high total return by investing primarily in bonds rated B. We may focus on lower yielding, better quality bonds rated BB during slower economic growth.
        Our current portfolio positioning hinges on our belief that the nation's output of goods and services (gross domestic product) will grow at a sustained non-inflationary pace in 1998. As of January 31, more than 80% of the bonds in your Fund's portfolio were rated B. This was about 20 percentage points higher than the average of 174 high-yield bond funds tracked by Morningstar, an independent evaluator of mutual funds.
        Since the summer, we have increased the Fund's income and total return potential by investing in Rule 144A bonds. These bonds represented 80% of new issues in 1997 and are named for a Securities and Exchange Commission rule that allows a security to be traded among sophisticated investors prior to registration.
        Rule 144A bonds offered an average of 100 basis points more yield with credit risk similar to bonds not issued under the rule. Following registration, Rule 144A can sometimes offer capital appreciation potential. As with all securities selected for the Fund, we carefully examine the operating performance of companies issuing 144A bonds before making a purchase.

High-Yield Bonds Can
Cushion Volatility
In our opinion, an important catalyst for high-yield bond demand in calendar 1997 was the increasing volatility of the stock market. We believe investors are embracing the notion that high-yield bonds can be an attractive alternative investment under certain market conditions.
        During October 1997, a period of increased stock market volatility, high-yield bonds rose in value by +0.5% (as measured by the Merrill Lynch High-Yield

Past performance is not a guarantee of future results.

      How Flexibility in Choosing High-Yield Bonds Can Make a Difference

Overall Economic Conditions             Historical Effect on High-Yield Bonds
-------------------------------------------------------------------------------

Businesses are growing                  Bonds Rated B
at a moderate pace.                     May Outperform
Interest rates are stable.

-------------------------------------------------------------------------------

Corporate profits                       Bonds Rated BB
are weakening.                          May Outperform
Credit risks are rising.

-------------------------------------------------------------------------------

Economic growth is poised               Bonds Rated CCC
to accelerate. Interest rates           May Outperform
are falling sharply.

Past performance is not a guarantee of future results.

for
current
income
6
Bond Index) while the Standard & Poor's 500 Index declined 3.4%. Of course, the past doesn't guarantee the future, but we believe it is worth noting that since 1980 the high-yield bond market has generally provided a positive return when the S&P 500 Index has posted a negative return, according to Chase Securities.
        Thus, high-yield bonds have the potential to both diversify and balance an investment portfolio that's focused heavily on equities.

Zeroing in On Opportunities
High-Yield Opportunities Fund's primary emphasis on total return rather than current income and small size (approximately $10 million in net assets) gave us added flexibility to invest in bonds that we believed were likely to rise in price.
        As the bond market rallied last fall, we tended to sell bonds from High-Yield Opportunities and, selectively realized capital appreciation. We also owned a few zero coupon bonds that performed well. (Zero coupon bonds do not pay interest but are sold at a discount to face value and tend to rise in price as the security nears maturity).
        This strategy explains why High-Yield Opportunities' portfolio turnover rate (as shown below) was a relatively high 329% for the first half of fiscal 1998. We feel our approach helped High-Yield Opportunities provide superior results, and the increased return we achieved more than offset higher trading expenses.
        High-Yield Opportunities has the ability to invest up to 15% of net assets in foreign high-yield bonds. We retained a domestic focus within High-Yield Opportunities during the first half of fiscal 1998, but we may, in the future, invest in U.S. dollar-denominated bonds of established overseas companies. In recent years, foreign businesses have represented a greater percentage of high-yield bonds issued in the U.S., and we believe this trend may present opportunities for superior total return.

Summary Outlook
        The positive economic conditions that have sparked the high-yield bond market's remarkable results over the past few years are clearly entering a mature phase. However, we believe 1998 will be another year when high-yield bonds could deliver attractive returns. In our view, recession in Pacific Rim countries should keep U.S. inflation and interest rates at current modest levels without impairing U.S. economic growth, and by extension, credit quality.

HIGH-YIELD OPPORTUNITIES FUND'S
CREDIT QUALITY AND INTEREST RATE SENSITIVITY
January 31, 1998

B 83.9%
Unrated 4.3%
AAA 6.0%
BB 5.82%

                                    July 31,           January 31,
                                      1997                1998
----------------------------------------------------------------------
Average Effective Duration         5.2 years            5.0 years
Average Effective Maturity         8.2 years            7.2 years
Portfolio Turnover                 270%                 329%
Number of Bond Issues               42                   38

The current Thirty-Day SEC yield as of January 31, 1998 was 8.97% for A Class Shares. Institutional Class Thirty-Day SEC yield was 9.42%.
B and C Classes were not offered as of January 31, 1998.

                                                                         for
                                                                       current
                                                                        income
                                                                           7

        U.S. stocks - especially small company stocks - tend to be vulnerable to a slowdown in earnings growth. However, high-yield bond prices have historically been resilient to changes in a company's rate of growth, so long as profit growth remained positive. Low interest rates on investment grade bonds and potentially volatile equity markets suggests we'll see continued heavy demand for high-yield bond mutual funds in the coming months.

High-yield bond
prices have
historically been
resilient to changes
in a company's rate
of growth, so long
as profit growth
remained positive.

        Many of the new bonds coming to market are refinancings of existing high-yield debt. Investors who had these companies' old bonds often provide much of the demand for new issues. With 30-year U.S. Treasury bonds currently yielding approximately 5.9%, we think more companies will pay investors a premium in 1998 to tender bonds (sell them back to the issuer) before their call dates. Between 1995 and 1997, as interest rates dropped substantially, the amount of such tender activity by corporations nearly tripled, according to Donaldson Lufkin & Jenrette.
        Increased corporate tenders and call activity in the year ahead may make it challenging to maintain your Funds' income potential. However, we believe the willingness of companies to pay investors a "bonus" to refinance can potentially augment total return.
        Amid one of the longest economic growth cycles of the 20th Century, we have structured the Fund's portfolio to emphasize bonds rated B with above-average yields. We'll be looking for bonds with relatively strong credit protection and the potential to benefit from a corporate debt rating upgrade. Our success in 1998 will largely depend on our ability to successfully compound income and preserve principal.

Paul A. Matlack
Vice President and
Senior Portfolio Manager

Gerald T. Nichols
Vice President and
Senior Portfolio Manager

February 18, 1998

High-yield bond prices have historically been resilient to changes in a company's rate of growth, so long as profit growth remained positive.

HIGH-YIELD OPPORTUNITIES FUND'S ASSET MIX

January 31, 1998

Basic Industry                          3.0%
Cash                                    5.1%
Capital Goods                          14.3%
Environmental Services                  3.6%
Media                                   2.2%
Consumer Products                       9.6%
Leisure & Lodging                       7.0%
Transportation                         13.7%
Telecommunications and Electronics     10.4%
Credit Sensitive                       10.3%
Food                                    2.8%
Energy                                  8.3%
Miscellaneous                           9.7%
  for
current
 income
   8

HIGH-YIELD OPPORTUNITIES FUND
Growth of a $100,000 investment
December 30, 1996 to January 31, 1998

              Salomon Brothers           High-Yield
                 High-Yield            Opportunities
                 Bond Index            Fund A Class

Period End
12/30/96        $100,000                 $100,000
1/31/97         $ 98,249                 $100,770
2/28/97         $100,876                 $102,372
3/31/97         $ 98,949                 $101,553
4/30/97         $ 99,475                 $102,406
5/31/97         $103,028                 $104,352
6/30/97         $105,024                 $106,022
7/31/97         $106,731                 $108,354
8/31/97         $107,189                 $108,491
9/30/97         $110,724                 $110,183
10/31/97        $111,587                 $111,117
11/30/97        $111,843                 $111,982
12/31/97        $112,534                 $112,855
1/31/98         $116,481                 $113,994


Chart assumes $100,000 invested on December 30, 1996, a 3.75% front-end sales charge and reinvestment of all distributions. Performance for other High-Yield Opportunities Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results. See the following page for information about expense limitations. The unmanaged Salomon Brothers Index shown above is an amalgam of high-yield bonds that pay cash interest and are of varying levels of quality.

HIGH YIELD OPPORTUNITIES FUND PERFORMANCE
------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN THROUGH JANUARY 31, 1998
(B AND C CLASS SHARES AVAILABLE EFFECTIVE FEBRUARY 17, 1998)

                                                      Lifetime      One Year
------------------------------------------------------------------------------
Class A (Est. 12/30/96)
    Excluding Sales Charge                            +18.88%        +18.56%
    Including Sales Charge                            +13.81%        +12.92%

THE FUND INVESTS PRIMARILY IN HIGH-YIELD SECURITIES, WHICH INVOLVES GREATER RISK THAN INVESTING IN HIGHER QUALITY FIXED-INCOME SECURITIES. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. ALL RESULTS INCLUDE REINVESTMENT OF DISTRIBUTIONS AND SALES CHARGES AS SHOWN BELOW. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

CLASS A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee. High-Yield Opportunities Fund did not charge a 12b-1 fee prior to February 17, 1998 and an expense limitation of 0.95% was in effect for the periods shown. Performance would have been lower without the limitation.
CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
CLASS C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Institutional Class Returns Through January 31, 1998
                                    Lifetime        One YearSix Months*
High-Yield Opportunities Fund
    (Est. 12/30/96)                 +18.88%          +18.56%        +9.14%

*Cumulative Return. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                          for current income 9
Financial Statements
Delaware Group Income Funds, Inc. -
High-Yield Opportunities Fund
Statement of Net Assets
January 31, 1998 (Unaudited)
                                                      Principal     Market
                                                        Amount      Value
                                                        ------      -----
  CORPORATE BONDS - 96.71%
  Aerospace & Defense - 5.40%
  Derlan Manufacturing sr nts
    10.00% 01/15/07  .............................   $  250,000   $  264,375
  Roller Bearing sr sub nts 9.625% 06/15/07 ......      275,000      283,250
                                                                   ---------
                                                                     547,625
                                                                   ---------
  Automobile & Auto Equipment - 6.33%
  Motors and Gears sr nts 10.75% 11/15/06 ........      400,000      437,000
  Prestolite Electric sr nts 9.625% 02/01/08 .....      200,000      204,500
                                                                   ---------
                                                                     641,500
                                                                   ---------
  Banking, Finance & Insurance - 0.38%
  Indah Kiat Finance Mauritius sr unsec
    sub nts 10.00% 07/01/07  .....................       50,000       38,438
                                                                   ---------
                                                                      38,438
                                                                   ---------
  Building & Materials - 9.92%
  American Builders & Contractors sr unsec
    sub nts 10.625% 05/15/07 .....................      250,000      261,563
  Atrium sr sub nts 10.50% 11/15/06 ..............      350,000      372,750
  Collins & Aikman Floorcovers sr sub nts
    10.00% 01/15/07  .............................      350,000      371,438
                                                                   ---------
                                                                   1,005,751
                                                                   ---------
  Cable, Media & Publishing - 2.05%
  American Lawyer Media sr nts 9.75%
    12/15/07  ....................................      200,000      207,500
                                                                   ---------
                                                                     207,500
                                                                   ---------
  Chemicals - 0.75%
  PCI Chemicals Canada sr nts
    9.25% 10/15/07  ..............................       75,000       76,125
                                                                   ---------
                                                                      76,125
                                                                   ---------
  Computer & Technology - 1.26%
 *Decisionone Holdings sr disc debs
    9.75% 08/01/08  ..............................      200,000      128,000
                                                                   ---------
                                                                     128,000
                                                                   ---------
  Consumer Products - 8.02%
  Doskocil Manufacturing sr sub nts
    10.125% 09/15/07  ............................      275,000      288,750
  Precise Technology sr unsec
    sub nts 11.125% 06/15/07 .....................      250,000      258,438
  Riddell Sports sr unsec
    sub nts 10.50% 07/15/07  .....................      250,000      265,625
                                                                   ---------
                                                                     812,813
                                                                   ---------
  Electronics & Electrical Equipment - 4.88%
 *Electronic Retailing Systems sr
    disc nts 13.25% 02/01/04 .....................      300,000      202,875
  Insilco sr sub nts 10.25% 08/15/07 .............      275,000      292,188
                                                                   ---------
                                                                     495,063
                                                                   ---------
  Energy - 8.26%
  Panaco sr nts 10.625% 10/01/04275,000279,125
  Rutherford-Moran Oil sr sub nts
    10.75% 10/01/04  .............................      275,000      294,250
  Southwest Royalties sr nts 10.50% 10/15/04 .....      275,000      264,000
                                                                   ---------
                                                                     837,375
                                                                   ---------

                                                    Principal       Market
                                                      Amount         Value
                                                      ------         -----
  CORPORATE BONDS (Continued)
  Environmental Services - 3.63%
  Hydrochem Industrial sr sub nts
    10.375% 08/01/07 ...........................    $  350,000    $  367,938
                                                                   ---------
                                                                     367,938
                                                                   ---------
  Food, Beverage & Tobacco - 2.82%
  Community Distributors sr nts
    10.25% 10/15/04 ............................       275,000       285,313
                                                                   ---------
                                                                     285,313
                                                                   ---------
  Industrial Machinery - 2.61%
  Elgin National Industry sr nts
    11.00% 11/01/07 ............................       250,000       265,000
                                                                   ---------
                                                                     265,000
                                                                   ---------
  Leisure, Lodging & Entertainment - 7.04%
  AFC Enterprises sr sub nts
    10.25% 05/15/07 ............................        75,000        79,500
  Hollywood Theaters sr sub nts
    10.625% 08/01/07 ...........................       200,000       217,000
  Trump-Atlantic City 1st mtg nts
    11.25% 05/01/06 ............................       400,000       417,000
                                                                   ---------
                                                                     713,500
                                                                   ---------
  Metals & Mining - 2.27%
  Keystone Consolidated Industries sr nts
    9.625% 08/01/07 ............................       225,000       230,063
                                                                   ---------
                                                                     230,063
                                                                   ---------
  Retail - 2.58%
  Leslie's Poolmart sr nts
    10.375% 07/15/04 ...........................       250,000       261,875
                                                                   ---------
                                                                     261,875
                                                                   ---------
  Telecommunications - 4.21%
 *Nextel Communications sr disc nts
    10.65% 09/15/07 ............................       300,000       200,625
  Telegroup sr disc nts 10.50% 11/01/04 ........       275,000       225,844
                                                                   ---------
                                                                     426,469
                                                                   ---------
  Textiles & Furniture - 1.58%
 *J Crew Group sr disc debs
    13.125% 10/15/08 ...........................       325,000       159,656
                                                                   ---------
                                                                     159,656
                                                                   ---------
  Transportation & Shipping - 13.67%
  Ameriking sr nts 10.75% 12/01/06 .............       100,000       105,625
  Chemical Leaman sr nts 10.375% 06/15/05 ......       450,000       475,308
  Holt Group sr nts 9.75% 01/15/06 .............       250,000       254,063
  International Shipholdings sr nts
    7.75% 10/15/07 .............................       250,000       249,375
  Offshore Logistics sr nts
    7.875% 01/15/08 ............................       300,000       301,500
                                                                   ---------
                                                                   1,385,871
                                                                   ---------

10 for current income
High-Yield Opportunities Fund
Statement of Net Assets (Continued)
                                                     Principal      Market
                                                       Amount        Value
                                                     ---------     --------
  CORPORATE BONDS (Continued)
  Miscellaneous - 9.05%
  ATC Group Services sr sub nts
   12.00% 01/15/08  ..............................   $  300,000   $  309,750
  Anchor Lamina sr sub nts
   9.375% 02/01/98  ..............................      300,000      300,000
  Liberty Group Operating sr sub nts
   9.375% 02/01/08  ..............................      300,000      307,500
                                                                   ---------
                                                                     917,250
                                                                   ---------
  Total Corporate Bonds (cost $9,490,619) ........                 9,803,125
                                                                   ---------

                                                       Number
                                                     of Shares
                                                     ---------
  PREFERRED STOCK - 0.15%
  Cable, Media & Publishing - 0.15%
  American Radio Systems
   11.375% 01/15/09  .............................          121       14,641
                                                                   ---------
  Total Preferred Stock (cost $11,493) ...........                    14,641
                                                                   ---------

  WARRANTS - 0.09%
  Electronics & Electrical Equipment - 0.09%
**Electronic Retailing System Warrants ...........          300        9,000
                                                                   ---------
  Total Warrants (cost $12,000) ..................                     9,000
                                                                   ---------

                                                     Principal
                                                       Amount
                                                     ---------
  REPURCHASE AGREEMENTS - 5.05%
  With J.P. Morgan Securities 5.57% 02/02/98
   (dated 01/30/98, collateralized by $172,000
  U.S. Treasury Notes 6.875% due 07/31/99,
   market value $175,756)  .......................      172,000      172,000
  With PaineWebber 5.57% 02/02/98
   (dated 01/30/98, collateralized by $26,000
  U.S. Treasury Notes 6.125% due 05/15/98,
   market value $26,485 and $73,000
  U.S. Treasury Notes 6.25% due 04/30/01,
   market value $76,466 and 68,000
  U.S Treasury Notes 6.25% due 10/31/01,
   market value $70,488)  ........................      170,000      170,000
  With Prudential-Bache 5.56% 02/02/98 (dated
   01/30/98 collateralized by 85,000
  U.S Treasury Bills due 05/07/98, market value
   $86,404 and $85,000 U.S. Treasury Notes
   5.00% due 02/15/99,
   market value $87,036)  ........................      170,000      170,000
                                                                   ---------
  Total Repurchase Agreements
   (cost $512,000)  ..............................                   512,000
                                                                   ---------

                                                                     Market
                                                                      Value
                                                                      -----
  TOTAL MARKET VALUE OF SECURITIES - 102.00%
   (cost $10,026,112)  ........................................    $10,338,766
  LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (2.00%)  ....................................       (202,465)
                                                                   -----------
  NET ASSETS APPLICABLE TO 1,741,409 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100,00% .......................    $10,136,301
                                                                   ===========

  NET ASSET VALUE - HIGH YIELD OPPORTUNITIES FUND A CLASS
   $6,517,187 / 1,119,642  ....................................          $5.82
                                                                         =====
  NET ASSET VALUE - HIGH YIELD OPPORTUNITIES INSTITUTIONAL
  CLASS $3,619,114 / 621,767  .................................          $5.82
                                                                         =====

 *The interest rate shown for this security is the effective yield. **Non-income producing security.

  Summary of Abbreviations:
      debs - debentures          mtg - mortgage              nts - notes
      sr - senior                sub - subordinated        unsec - unsecured

  COMPONENTS OF NET ASSETS AT JANUARY 31, 1998:
  Common stock, $1 par value, 200,000,000 shares authorized to the Fund with 100,000,000 shares allocated to High-Yield
   Opportunities Fund A Class, 25,000,000 shares allocated to
   High-Yield Opportunities Fund B Class, 25,000,000 shares
   allocated to High-Yield Opportunities C Class and 50,000,000 shares allocated to High-Yield Opportunities
   Fund Institutional Class ...................................    $ 9,709,169
  Undistributed net investment income .........................             98
  Accumulated net realized gain on investments ................        114,380
  Net unrealized appreciation of investments ..................        312,654
                                                                   -----------
  Total net assets ............................................    $10,136,301
                                                                   ===========

  Net asset value and offering price per share -
  A class High-Yield Opportunities Fund
  Net asset value A class (A)  ................................          $5.82
  Sales charge (4.75% of offering price or 4.98% of the amount
   invested per share) (B)  ...................................           0.29
                                                                         -----
  Offering price ..............................................          $6.11
                                                                         =====

---------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchase of $100,000 or more.

                            See accompanying notes
                                                          for current income 11

Delaware Group Income Funds, Inc. -
High-Yield Opportunities Fund
Statement of Assets and Liabilities
January 31, 1998
(Unaudited)

ASSETS:
Investments at market (cost $10,026,112) ..................        $10,338,766
Cash ......................................................             33,040
Dividends and interest receivable .........................            130,202
Receivable for securities sold ............................            614,044
Other assets ..............................................             18,438
                                                                    ----------
  Total assets ............................................         11,134,490
                                                                    ----------

LIABILITIES:
Payable for securities purchased ..........................            900,000
Other accounts payable and accrued expenses ...............             98,189
                                                                    ----------
  Total liabilities .......................................            998,189
                                                                    ----------

  TOTAL NET ASSETS ........................................        $10,136,301
                                                                   ===========

                            See accompanying notes

Delaware Group Income Funds, Inc. -
High-Yield Opportunities Fund
Statement of Operations
Six Months Ended January 31, 1998
(Unaudited)

INVESTMENT INCOME:
Interest ...........................................   $ 485,111
Dividend ...........................................         687
                                                       ---------
                                                                      $ 485,798
                                                                      ---------

Expenses:
Management fees ....................................      31,377
Distribution expense ...............................       9,376
Custodian fees .....................................       3,801
Professional fees ..................................       2,948
Dividend disbursing and transfer agent
fees and expenses ..................................       2,696
Accounting fees and salaries .......................       2,678
Reports and statements to shareholders .............       1,272
Directors' fees ....................................         903
Taxes (other than taxes on income) .................         281
Registration fees ..................................         250
Other ..............................................         607
                                                       ---------
                                                          56,189
Less expenses absorbed by
  Delaware Management Company, Inc. ................
  or Delaware Distributors .........................     (19,999)
                                                       ---------
Total Expenses .....................................                     36,190
                                                                      ---------
Net Investment Income ..............................                    449,608
                                                                      ---------

Net realized and unrealized gain
on investments:
Net realized gain on investment
  transactions .....................................                    293,722
Net change in unrealized appreciation of
  investments ......................................                     98,190
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS .....................................                    391,912
                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ....................................                  $ 841,520
                                                                      =========

                            See accompanying notes

12 for current income

Delaware Group Income Funds, Inc. -
High-Yield Opportunities Fund
Statement of Changes in Net Assets

                                                   Six Months Ended 12/30/96* to
                                                         1/31/98       7/31/97
                                                       (Unaudited)

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ............................   $   449,608    $   402,641
Net realized gain on investment transactions .....       293,722        231,614
Net change in unrealized appreciation ............        98,190        214,465
                                                     -----------    -----------
Net increase in net assets resulting
  from operations ................................       841,520        848,720
                                                     -----------    -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
A Class ..........................................      (379,160)      (168,753)
Institutional Class ..............................      (210,550)       (93,688)

Net realized gain on investment transactions:
A Class ..........................................      (264,225)          --
Institutional Class ..............................      (146,731)          --
                                                     -----------    -----------
                                                      (1,000,666)      (262,441)
                                                     -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
A Class ..........................................          --        5,471,885
Institutional Class ..............................          --        3,000,006
Net asset value of shares issued upon reinvestment
  of dividends from net investment income and net
  realized gain on investment transactions:
A Class ..........................................       628,525        168,117
Institutional Class ..............................       349,035         93,335
                                                     -----------    -----------
                                                         977,560      8,733,343
                                                     -----------    -----------


                                                   Six Months Ended 12/30/96* to
                                                         1/31/98       7/31/97
                                                       (Unaudited)
Cost of shares repurchased:
  A Class ........................................   $    (1,735)   $      --
  Institutional Class ............................          --             --
                                                     -----------    -----------
                                                          (1,735)          --
                                                     -----------    -----------

Increase in net assets derived from capital
share transactions ...............................       975,825      8,733,343
                                                     -----------    -----------

NET INCREASE IN NET ASSETS .......................       816,679      9,319,622

NET ASSETS:
Beginning of period ..............................     9,319,622           --
                                                     -----------    -----------
End of period ....................................   $10,136,301    $ 9,319,622
                                                     ===========    ===========

---------
* Date of commencement of trading

                            See accompanying notes
                                                         for current income 13

Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund
Financial Highlights
------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  High-Yield Opportunities  High-Yield Opportunities
                                                                                          A Class              Institutional Class
                                                                                 ------------------------  ------------------------
                                                                                    Six Months  12/30/96\1   Six Month    12/30/96\1
                                                                                       Ended        to           Ended         to
                                                                                      1/31/98     7/31/97       1/31/98      7/31/97
                                                                                   (Unaudited)               (Unaudited)
Net asset value, beginning of period .............................................    $5.920       $5.500       $5.920       $5.500

Income from investment operations:
  Net investment income2 .........................................................     0.275        0.290        0.275        0.290
  Net realized and unrealized gain on investments ................................     0.241        0.299        0.241        0.299
                                                                                      ------       ------       ------       ------
  Total from investment operations ...............................................     0.516        0.589        0.516        0.589
                                                                                      ------       ------       ------       ------
Less dividends and distributions:
  Dividends from net investment income ...........................................    (0.362)      (0.169)      (0.362)      (0.169)
  Distributions from net realized gain on investment transactions ................    (0.254)          --       (0.254)          --
                                                                                      ------       ------       ------       ------
  Total dividends and distributions ..............................................    (0.616)      (0.169)      (0.616)      (0.169)
                                                                                      ------       ------       ------       ------
Net asset value, end of period ...................................................    $5.820       $5.920       $5.820       $5.920
                                                                                      ======       ======       ======       ======
Total return3 ....................................................................     9.14%        10.81%        9.14%       10.81%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................    $6,517       $5,990       $3,619       $3,330
  Ratio of expenses to average net assets ........................................      0.74%        0.75%        0.74%        0.75%
  Ratio of expenses to average net assets prior to expense limitation ............      1.26%        1.57%        0.96%        1.27%
  Ratio of net investment income to average net assets ...........................      9.24%        8.53%        9.24%        8.53%
  Ratio of net investment income to average net assets prior to expense limitation      8.72%        7.70%        9.02%        8.00%
  Portfolio turnover .............................................................       329%         270%         329%         270%

1 Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
2 The average shares outstanding method has been applied for per share information.
3 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.

14 for current income

Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund
Notes to Financial Statements
January 31, 1998 (Unaudited)
------------------------------------------------------------------------------

Delaware Group Income Funds, Inc. - High -Yield Opportunities Fund (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The A Class carries a front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge. As of January 31, 1998, the B Class and C Class had not commenced operations. The Fund's objective is to provide investors with high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income on a monthly basis and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion.

DMC has elected to waive that portion if any of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.95% of average daily net assets of the Fund through September 30, 1998. Total expenses absorbed by DMC for the period ended January 31, 1998 were $10,623. At January 31, 1998, the fund had a liability for such fees and other expenses payable to DMC for $24,357.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. The Fund also engaged DSC to provide accounting services for the Fund. For the period ended January 31, 1998, the Fund expensed $2,696 for dividend disbursing and transfer agent services and $1,880 for accounting services. At January 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC for $9,692.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. DDLP has agreed to waive distribution expenses for all classes through February 16, 1998. Total expenses absorbed by DDLP for the period ended January 31, 1998 were $9,376. At January 31, 1998, the fund had a liability for other expenses payable to DDLP for $747.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

                                                         for current income 15

3. Investments
During the six months ended January 31, 1998, the Fund made purchases of $16,172,663 and sales of $15,851,270 of investment securities other than U.S. government securities and temporary cash investments.

At January 31, 1998, the aggregate cost of securities for federal income tax purposes was $10,026,112.

At January 31, 1998, unrealized appreciation for federal income tax purposes aggregated $312,654 of which $368,346 related to unrealized appreciation of securities and $55,692 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in Capital Stock shares were as follows:

                                                     Six Months      12/30/96*
                                                       Ended            to
                                                      1/31/98         7/31/97
                                                      -------        ---------
Shares sold:
  A Class ...................................            --            982,509
  Institutional Class .......................            --            545,455

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gains from
  security transactions:
A Class .....................................         108,494           28,932
Institutional Class .........................          60,249           16,063
                                                      -------        ---------
                                                      168,743        1,572,959
                                                      -------        ---------
Shares repurchased:
A Class .....................................            (293)            --
Institutional Class .........................            --               --
                                                      -------        ---------
                                                         (293)            --

Net Increase ................................         168,450        1,572,959
                                                      =======        =========

---------
*Date of commencement of trading.

5. Market and Credit Risk
The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

This Semi-annual report is for the information of High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for High-Yield Opportunities Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[Photo of globes]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

[LOGO]

Printed in the USA
on recycled paper


SA-137(1/98)PP3/98
(543)